Exhibit 99.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ZYMEWORKS INC.  IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[…***…]”.

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FIRST AMENDMENT TO
PLATFORM TECHNOLOGY TRANSFER AND LICENSE AGREEMENT

This First Amendment (the “Amendment”) to that certain Platform Technology Transfer and License Agreement, dated April 21, 2016 (the “Agreement”) by and between GLAXOSMITHKLINE INTELLECTUAL PROPERTY DEVELOPMENT LIMITED, a corporation organized and existing under the laws of England and Wales, with its registered office located at 980 Great West Road, Brentford, Middlesex, TW8 9GS, United Kingdom (“GSK”) and ZYMEWORKS INC., a corporation organized and existing under the laws of British Columbia, having an address at 540-1385 West 8th Avenue, Vancouver, BC, Canada  V6H 3V9 (“Zymeworks”), is entered into as of May 14, 2019 (the “First Amendment Effective Date”).  Zymeworks and GSK are each referred to individually as a “Party” and together as the “Parties.”

BACKGROUND
A.
GSK and Zymeworks entered into the Agreement, pursuant to which GSK obtained access to the Zymeworks Platform and certain licenses under the Zymeworks Intellectual Property to research, develop and commercialize certain products comprising bi-specific antibodies created using the Zymeworks Platform.

B.	GSK and Zymeworks now desire to amend the Agreement to provide GSK with access to […***…][1] Platform (as defined below), all as set forth herein.
NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the sufficiency of which is acknowledged by both Parties, the Parties agree as follows:
AGREEMENT
1.	Definitions. Unless otherwise defined in this Amendment, initially capitalized terms used herein shall have the meanings given to them in the Agreement.

2.	Section 1.22. Field. Section 1.22 of the Agreement is hereby deleted in its entirety and replaced with the following:

““Field” means diagnosis, prevention, palliation and treatment of human or animal disease and disorders.  The Field includes the […***…]2 Field and the General Field.

1 Competitive Information – Discovery Information and Technical Information.
2 Competitive Information – Technical Information.

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1.22.1.  “General Field” means diagnosis, prevention, palliation and treatment of human or animal disease and disorders outside of the […***…]3 Field.

1.22.2.   “[…***…]4 Field” means treatment, prevention or cure of […***…]5.”

3.	Section 1.25. GSK Antibody. The following sentence is hereby added to the end of Section 1.25 of the Agreement:

“For clarity, GSK Antibodies derived and generated from […***…]6 Sequence Pairs shall be limited to Antibodies made through the application of the […***…]7 Platform and the […***…]8 Platform (“[…***…]9 Antibodies”), and GSK Antibodies derived and generated from […***…]10 Sequence Pairs shall be limited to Antibodies made through the application of the […***…]11 Platform, but not the […***…]12 Platform (“[…***…]13 Antibodies”).”
4.	Section 1.39. Nomination Period. Section 1.39 of the Agreement is hereby deleted in its entirety and replaced with the following:

““Nomination Period” means the period commencing on the Effective Date and ending […***…]14.”
5.	Section 1.47. Product. Section 1.47 of the Agreement is hereby deleted in its entirety and replaced with the following:

““Product” means (a) with respect to any pharmaceutical or biopharmaceutical product that incorporates one (1) or more GSK Antibodies derived and generated from a […***…]15  Sequence Pair, a […***…]16  Product derived and generated from such […***…]17  Sequence Pair, but no other Antibodies, and (b) with respect to any pharmaceutical or biopharmaceutical product that incorporates one (1) or more GSK Antibodies derived and generated from a […***…]18 Sequence Pair, a […***…]19  Product derived and generated from such […***…]20

3 Competitive Information – Technical Information.
4 Competitive Information – Technical Information.
5 Competitive Information – Technical Information.
6 Competitive Information – Technical Information.
7 Competitive Information – Discovery Information and Technical Information.
8 Competitive Information – Discovery Information and Technical Information.
9 Competitive Information – Discovery Information and Technical Information.
10 Competitive Information – Technical Information.
11 Competitive Information – Discovery Information and Technical Information.
12 Competitive Information – Discovery Information and Technical Information.
13 Competitive Information – Technical Information.
14 Competitive Information – Other Commercially Sensitive Terms.
15 Competitive Information – Technical Information.
16 Competitive Information – Discovery Information and Technical Information.
17 Competitive Information – Technical Information.
18 Competitive Information – Technical Information..
19 Competitive Information – Discovery Information and Technical Information.
20 Competitive Information – Technical Information.

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Sequence Pair, but no other Antibodies.  For clarity, a Product (i) shall include one or more GSK Antibody(ies); and (ii) may include another antibody that is not an Antibody.

“1.47.1 “[…***…]21  Product” means a Product, with respect to which the GSK Antibody is made through the application of the […***…]22  Platform and the […***…]23  Platform.

“1.47.2 “[…***…]24  Product” means a Product, with respect to which the GSK Antibody is made through the application of the […***…]25  Platform, but not the […***…]26  Platform.”

6.	Section 1.51.1. Research Sequence Pair. A new Section 1.51.1 is hereby added to the Agreement as follows:

“1.51.1. “Research Sequence Pair” means a Sequence Pair Directed To a Target Pair, selected by GSK to be a Research Sequence Pair and found to be available in accordance with Section 3.4.3.”
7.	Section 1.54. Technical Dossier. Exhibit 1.54 is hereby replaced with Exhibit 1.54 attached hereto.
8.	Section 1.61. Zymeworks Improvements. Section 1.61 of the Agreement is hereby deleted and replaced with the following:

“Zymeworks Improvement(s)” means any modification or technical advance of the Zymeworks Platform, which (a): (i) […***…]27 or (ii) […***…]28 (b) comprises (i) […***…],29 or (ii) […***…]30, or (iii) […***…],31 or (iv) […***…],32 in each case that are […***…].” 33
9.	Section 1.64. Zymeworks Patent Rights. Exhibit 1.64 is hereby replaced with Exhibit 1.64 attached hereto.
10.	Section 1.65. Zymeworks Platform. Section 1.65 of the Agreement is hereby deleted and replaced with the following:

21 Competitive Information – Discovery Information and Technical Information..
22 Competitive Information – Discovery Information and Technical Information.
23 Competitive Information – Discovery Information and Technical Information.
24 Competitive Information – Discovery Information and Technical Information..
25 Competitive Information – Discovery Information and Technical Information.
26 Competitive Information – Discovery Information and Technical Information.
27 Competitive Information – Other Commercially Sensitive Terms.
28 Competitive Information – Other Commercially Sensitive Terms.
29 Competitive Information – Discovery Information and Technical Information.
30 Competitive Information – Discovery Information and Technical Information.
31 Competitive Information – Discovery Information and Technical Information.
32 Competitive Information – Discovery Information and Technical Information.
33 Competitive Information – Technical Information and Other Commercially Sensitive Terms.

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““Zymeworks Platform” means (a) Zymeworks’ proprietary Azymetric™ […***…]34 technology platform, comprised of mutations which enable the efficient formation of […***…]35 and (b) Zymeworks’ proprietary Azymetric™ […***…]36, each as described in the Technical Dossier.”
11.	Section 2.1.1. Research and Development License. The word “royalty-free” is hereby inserted immediately after “non-exclusive, worldwide,” in the first sentence.
12.	Section 2.1.3. License Limitations; […***…][37]. A new Section 2.1.3 of the Agreement is hereby added as follows:

“2.1.3.          License Limitations; […***…]38.  For clarity, the licenses set forth in this Section 2.1 shall be subject to the limitations set forth in 3.4.3(a), based on the designations made by GSK.  For […***…]39 Sequence Pairs only, during the Nomination Period but prior to the selection of the GSK Sequence Pair Directed To the applicable Target Pair, (i) Zymeworks hereby grants to GSK an exclusive, worldwide, royalty-free, fully paid-up  license, including the right to sublicense to Affiliates of GSK and any Third Parties (in accordance with Section 2.2), under the Zymeworks Intellectual Property solely to […***…]40 with respect to Antibodies derived and generated from […***…]41 to […***…]42; and (ii) Zymeworks will not conduct, and will not grant to Third Parties a license under Zymeworks Intellectual Property to, research, develop or commercialize products incorporating Antibodies derived and generated from the Research Sequence Pairs (each, a “Research Product”).  For clarity, upon […***…]43, whichever is earlier, the foregoing exclusive license and Zymeworks’ obligation not to conduct such activities, or grant a license to a Third Party, shall expire with respect to all Research Sequence Pairs and Research Products Directed To such Target Pair, and GSK’s rights and licenses with respect to the GSK Sequence Pair, GSK Antibody and Product Directed to such Target Pair shall be pursuant to the commercial license set forth in Section 2.1.2. Notwithstanding the provisions of this Section 2.1.3, if, during the Term, (a) an Acquiring Entity merges or consolidates with or acquires Zymeworks or any Affiliate of Zymeworks or (b) Zymeworks transfers all or substantially all of its assets to which this Agreement pertains to an Acquiring Entity ((a) and (b) each, a “Change in Control”), and the Acquiring Entity is either then commercializing a Research Product, or has initiated development activities with respect to a Research Product, such Change in Control, and the development, manufacture and commercialization of such Research Product by or on behalf

34 Competitive Information – Technical Information.
35 Competitive Information – Discovery Information and Technical Information.
36 Competitive Information – Discovery Information and Technical Information.
37 Competitive Information – Discovery Information.
38 Competitive Information – Discovery Information.
39 Competitive Information – Discovery Information.
40 Competitive Information – Discovery Information and Technical Information.
41 Competitive Information – Discovery Information and Technical Information.
42 Competitive Information – Discovery Information and Technical Information.
43 Competitive Information – Other Commercially Sensitive Terms.

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of such Acquiring Entity, or any of its Affiliates, shall not constitute a breach of this Section 2.1.3.”
13.
Section 2.2.1 Sublicenses. The cross-references to “Section 2.1.1 and 2.1.2” in Section 2.2.1 of the Agreement are replaced in each instance with the cross-references to “Section 2.1.1, 2.1.2 and 2.1.3”.

14.	Section 2.6 […***…][44] Continuation of Development. A new Section 2.6 of the Agreement is hereby added as follows :
“If GSK suspends development of a GSK Antibody, is contractually obligated to provide […***…]45 with any information necessary to enable […***…]46 of such GSK Antibody, and demonstrates such contractual obligation to Zymeworks, Zymeworks shall use commercially reasonably efforts to […***…]”47
15.	Section 3.4.3(a). Sequence Pair Designation. The following sentences shall be inserted into Section 3.4.3(a) of the Agreement after the first two (2) sentences of that Section:

“In each such submission, GSK shall designate whether GSK Antibodies derived and generated from such GSK Sequence Pair will be incorporated into […***…]48 Products, in which case such GSK Sequence Pair may be referred to herein as a “[…***…]49 Sequence Pair”, or […***…]50 Products, in which case such GSK Sequence Pair may be referred to herein as a “[…***…]51 Sequence Pair”. In addition, with respect to each […***…]52 Sequence Pair, GSK shall designate GSK Antibodies derived and generated from such […***…]53 Sequence Pair to be developed and commercialized for used in the […***…]54 Field (each, an “[…***…]55 Sequence Pair”) or in the General Field (each, a “General […***…]56 Sequence Pair”).  The rights and licenses granted to GSK in Section 2.1.2., (x) with respect to Antibodies derived and generated from […***…]57 Sequence Pairs shall be limited to […***…]58 Antibodies and […***…]59 Products, (y) with respect to Antibodies derived and generated from […***…]60 Sequence Pairs shall be

44 Competitive Information – Other Commercially Sensitive Terms.
45 Competitive Information – Other Commercially Sensitive Terms.
46 Competitive Information – Discovery Information and Other Commercially Sensitive Terms.
47 Competitive Information – Discovery Information and Other Commercially Sensitive Terms.
48 Competitive Information – Technical Information.
49 Competitive Information – Discovery Information and Technical Information.
50 Competitive Information – Discovery Information and Technical Information.
51 Competitive Information – Discovery Information and Technical Information.
52 Competitive Information – Discovery Information and Technical Information.
53 Competitive Information – Discovery Information and Technical Information.
54 Competitive Information – Discovery Information and Technical Information.
55 Competitive Information – Discovery Information and Technical Information.
56 Competitive Information – Discovery Information and Technical Information.
57 Competitive Information – Technical Information.
58 Competitive Information – Technical Information.
59 Competitive Information – Technical Information.
60 Competitive Information – Discovery Information and Technical Information.

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limited to […***…]61 Antibodies and […***…]62 Products for use in the […***…]63 Field, and (z) with respect to Antibodies derived and generated from General […***…]64 Sequence Pairs shall be limited to […***…]65 Antibodies and […***…]66 Products for use in the General Field.  Solely with respect to […***…]67 Sequence Pairs, at any time prior to selecting a GSK Sequence Pair Directed To a particular Target Pair for use in the […***…]68 Field, GSK shall have the right to select up to […***…]69 Research Sequence Pairs Directed to such Target Pair, for purposes of […***…]70 of Antibodies derived and generated from such […***…]71 Sequence Pairs to inform […***…]72, pursuant to the license set forth in Section 2.1.3.”
16.	Section 3.4.4. Substitution of Sequence Pairs. The following sentence is hereby added at the end of Section 3.4.4 of the Agreement:

“Notwithstanding the foregoing, in the event that GSK substitutes a GSK Sequence Pair that would have been subject to […***…]73 than the GSK Sequence Pair that it is replacing, […***…]74 upon making such substitution.”
17.	Section 3.4.5. Nomination of Timing. The following sentence is hereby added at the end of Section 3.4.5 of the Agreement:

“Notwithstanding the foregoing, any […***…]75 conducted in accordance with Section 2.1.3 with respect to Antibodies derived and generated from Research Sequence Pairs shall not be prohibited by, or subject to this Section 3.4.5, nor shall such […***…]76 prohibit GSK from obtaining a commercial license with respect to such Research Sequence Pairs.”
18.	Section 4.2. Sequence Pair Nomination Right Exercise Fee Payment. Section 4.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“4.2.  Sequence Pair Nomination Right Exercise Fee Payments.  In partial consideration of the Licenses, GSK shall pay Zymeworks up to six (6) nomination fees (each, a “Nomination Fee”) as

61 Competitive Information – Discovery Information and Technical Information.
62 Competitive Information – Discovery Information and Technical Information.
63 Competitive Information – Technical Information.
64 Competitive Information – Discovery Information and Technical Information.
65 Competitive Information – Discovery Information and Technical Information.
66 Competitive Information – Discovery Information and Technical Information.
67 Competitive Information – Discovery Information and Technical Information.
68 Competitive Information – Technical Information.
69 Competitive Information – Discovery Information and Other Commercially Sensitive Terms.
70 Competitive Information – Discovery Information and Technical Information.
71 Competitive Information – Discovery Information and Technical Information.
72 Competitive Information – Discovery Information and Technical Information.
73 Competitive Information – Financial Provisions.
74 Competitive Information – Financial Provisions and Other Commercially Sensitive Terms.
75 Competitive Information – Discovery Information and Technical Information.
76 Competitive Information – Discovery Information and Technical Information.

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follows: (a) upon […***…]77, (i) […***…]78 U.S. Dollars ($[…***…])79 if such […***…]80 or (ii) […***…]81 U.S. Dollars ($[…***…]82) if such […***…]83 and (b) upon […***…]84, (i) a fee […***…]85 U.S. Dollars ($[…***…]86) if such […***…]87, or (ii) a fee […***…]88 U.S. Dollars ($[…***…]89) if such […***…]90.  For clarity, the Nomination Fee for a […***…].91  […***…].”92
19.	Section 4.3. Development Milestones. Section 4.3 of the Agreement is hereby amended to delete the existing table and replace it with the following three tables:

For […***…]93 Products:

Development Milestone Event	Development Milestone Payment Product 1	Development Milestone Payment for Subsequent Products
[…***…][94]	$[…***…][95]	$[…***…][96]
[…***…][97]	$[…***…][98]	$[…***…][99]
[…***…]100	$[…***…]101	$[…***…]102

77 Competitive Information – Financial Provisions.
78 Competitive Information – Financial Provisions.
79 Competitive Information – Financial Provisions.
80 Competitive Information – Financial Provisions.
81 Competitive Information – Financial Provisions.
82 Competitive Information – Financial Provisions.
83 Competitive Information – Discovery Information and Technical Information.
84 Competitive Information – Other Commercially Sensitive Terms.
85 Competitive Information – Financial Provisions.
86 Competitive Information – Financial Provisions.
87 Competitive Information – Discovery Information and Technical Information.
88 Competitive Information – Financial Provisions.
89 Competitive Information – Financial Provisions.
90 Competitive Information – Discovery Information and Technical Information.
91 Competitive Information – Discovery Information, Technical Information and Other Commercially Sensitive Terms.
92 Competitive Information – Discovery Information and Other Commercially Sensitive Terms.
93 Competitive Information – Technical Information.
94 Competitive Information – Discovery Information.
95 Competitive Information – Financial Provisions.
96 Competitive Information – Financial Provisions.
97 Competitive Information – Discovery Information.
98 Competitive Information – Financial Provisions.
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100 Competitive Information – Discovery Information.
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For […***…]103 Products incorporating Antibodies derived and generated from General […***…]104 Sequence Pairs:

Development Milestone Event	Development Milestone Payment Product 1	Development Milestone Payment for Subsequent Products
[…***…]105	$[…***…]106	$[…***…]107
[…***…]108	$[…***…]109	$[…***…]110
[…***…]111	$[…***…]112	$[…***…]113

For […***…]114 Products incorporating Antibodies derived and generated from […***…]115 Sequence Pairs:

Development Milestone Event	Development Milestone Payment Product 1	Development Milestone Payment for Subsequent Products
[…***…]116	$[…***…]117	$[…***…]118
[…***…]119	$[…***…]120	$[…***…]121
[…***…]122	$[…***…]123	$[…***…]124

103 Competitive Information – Discovery Information.
104 Competitive Information – Technical Information.
105 Competitive Information – Discovery Information.
106 Competitive Information – Financial Provisions.
107 Competitive Information – Financial Provisions.
108 Competitive Information – Discovery Information.
109 Competitive Information – Financial Provisions.
110 Competitive Information – Financial Provisions.
111 Competitive Information – Discovery Information.
112 Competitive Information – Financial Provisions.
113 Competitive Information – Financial Provisions.
114 Competitive Information – Discovery Information and Technical Information.
115 Competitive Information – Technical Information.
116 Competitive Information – Discovery Information.
117 Competitive Information – Financial Provisions.
118 Competitive Information – Financial Provisions.
119 Competitive Information – Discovery Information.
120 Competitive Information – Financial Provisions.
121 Competitive Information – Financial Provisions.
122 Competitive Information – Discovery Information.
123 Competitive Information – Financial Provisions.
124 Competitive Information – Financial Provisions.

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20.	Section 4.4. Commercialization Milestones. The table in Section 4.4 of the Agreement is hereby deleted and replaced with the following:

Commercialization Milestone Event	Commercialization Milestone Payment for […***…]125 Products	Commercialization Milestone Payment for […***…]126 Products
[…***…]127	$[…***…]128	$[…***…]129
[…***…]130	$[…***…]131	$[…***…]132
[…***…]133	$[…***…]134	$[…***…]135
[…***…]136	$[…***…]137	$[…***…]138
[…***…]139	$[…***…]140	$[…***…]141
[…***…]142	$[…***…]143	$[…***…]144
[…***…]145	$[…***…]146	$[…***…]147

125 Competitive Information – Discovery Information and Technical Information.
126 Competitive Information – Discovery Information and Technical Information.
127 Competitive Information – Discovery Information.
128 Competitive Information – Financial Provisions.
129 Competitive Information – Financial Provisions.
130 Competitive Information – Discovery Information.
131 Competitive Information – Financial Provisions.
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133 Competitive Information – Discovery Information.
134 Competitive Information – Financial Provisions.
135 Competitive Information – Financial Provisions.
136 Competitive Information – Discovery Information.
137 Competitive Information – Financial Provisions.
138 Competitive Information – Financial Provisions.
139 Competitive Information – Discovery Information.
140 Competitive Information – Financial Provisions.
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142 Competitive Information – Discovery Information.
143 Competitive Information – Financial Provisions.
144 Competitive Information – Financial Provisions.
145 Competitive Information – Discovery Information.
146 Competitive Information – Financial Provisions.
147 Competitive Information – Financial Provisions.

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21.	Section 4.5.1 Royalties. The table in Section 4.5.1 of the Agreement is hereby deleted and replaced with the following:

Annual Net Sales on a Product-by-Product basis	Royalty Rate (as a percentage of Net Sales) for […***…]148 Products	Royalty Rate (as a percentage of Net Sales) for […***…]149 Products
$[…***…]150 to $[…***…]151	[…***…]%152	[…***…]%153
Above $[…***…]154 to $[…***…]155	[…***…]%156	[…***…]%157
Above $[…***…]158	[…***…]%159	[…***…]%160

22.	Section 4.5.4. Royalty Buy-Down. Section 4.5.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

“4.5.4. Royalty Buy-Down. At any time prior to the initiation of the first Phase III Clinical Trial of a […***…]161 Product by or on behalf of GSK, GSK shall have the right, at its sole discretion, to buy down the royalty percentages set forth in Section 4.5.1, solely with respect to such […***…]162 Product, from […***…]%163, […***…]%164 and […***…]%165, respectively, to a floor of […***…]%166, […***…]%167 and […***…]%168 by making a one-time payment of […***…]169 U.S. Dollars ($[…***…]170) for such […***…]171 Product.  At any time prior to the

148 Competitive Information – Discovery Information and Technical Information.
149 Competitive Information – Discovery Information and Technical Information.
150 Competitive Information – Financial Provisions.
151 Competitive Information – Financial Provisions.
152 Competitive Information – Financial Provisions.
153 Competitive Information – Financial Provisions.
154 Competitive Information – Financial Provisions.
155 Competitive Information – Financial Provisions.
156 Competitive Information – Financial Provisions.
157 Competitive Information – Financial Provisions.
158 Competitive Information – Financial Provisions.
159 Competitive Information – Financial Provisions.
160 Competitive Information – Financial Provisions.
161 Competitive Information – Discovery Information and Technical Information.
162 Competitive Information – Discovery Information and Technical Information.
163 Competitive Information – Financial Provisions.
164 Competitive Information – Financial Provisions.
165 Competitive Information – Financial Provisions.
166 Competitive Information – Financial Provisions.
167 Competitive Information – Financial Provisions.
168 Competitive Information – Financial Provisions.
169 Competitive Information – Financial Provisions.
170 Competitive Information – Financial Provisions.
171 Competitive Information – Discovery Information and Technical Information.

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initiation of the first Phase III Clinical Trial of a […***…]172 Product by or on behalf of GSK, GSK shall have the right, at its sole discretion, to buy down the royalty percentages set forth in Section 4.5.1, solely with respect to such […***…]173 Product, from […***…]%174, […***…]%175 and […***…]%176, respectively, to a floor of […***…]%177, […***…]%178 and […***…]%179 by making a one-time payment of […***…]180 U.S. Dollars ($[…***…]181) for such […***…]182 Product.”
23.	Section 7.1. Duty of Confidence. The reference to Article 8 in the second to last sentence of Section 7.1 of the Agreement is hereby corrected to refer to Article 7.
24.	Section 8.1. Publicity. The Parties hereby consent to the issuance of the press release attached hereto as Exhibit 8.1(a).
25.	Section 13.9. Notices. GSK hereby updates its notice information in Section 13.9 of the Agreement as follows:

172 Competitive Information – Discovery Information and Technical Information.
173 Competitive Information – Discovery Information and Technical Information.
174 Competitive Information – Financial Provisions.
175 Competitive Information – Financial Provisions.
176 Competitive Information – Financial Provisions.
177 Competitive Information – Financial Provisions.
178 Competitive Information – Financial Provisions.
179 Competitive Information – Financial Provisions.
180 Competitive Information – Financial Provisions.
181 Competitive Information – Financial Provisions.
182 Competitive Information – Discovery Information and Technical Information.

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If to GSK:                        GSK Medicines Research Centre
Gunnels Wood Road
Stevenage, Hertfordshire
SG1 2NY
Attention: […***…] 183
E-mail address: […***…] 184

and

GSK
980 Great West Road
Brentford, Middlesex
TW8 9GS
                                       Attention:  […***…] 185
E-mail address:  […***…]186

26.
No Other Modifications.  Except as specifically set forth in this Amendment, the terms and conditions of the Agreement shall remain in full force and effect. No waiver of the performance of any obligation under this Amendment shall be effective unless it has been given in writing and signed by the Party giving such waiver.  No provision of this Amendment may be amended or modified other than by a written document signed by authorized representatives of each Party.

THIS AMENDMENT AND THE AGREEMENT AS AMENDED BY THIS AMENDMENT SET FORTH THE ENTIRE AGREEMENT AND UNDERSTANDING OF GSK AND ZYMEWORKS WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND SUPERCEDES ALL PRIOR DISCUSSIONS, AGREEMENTS AND WRITINGS IN RELATION THERETO, OTHER THAN THE CDA.
27.
Miscellaneous.  This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware and the patent laws of the United States, without reference to any rules of conflict of laws.

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment to be executed by their duly authorized representatives.

183 Personal Information – Contact Information.
184 Personal Information – Contact Information.
185 Personal Information – Contact Information.
186 Personal Information – Contact Information.

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ZYMEWORKS INC.

By:	/s/ Neil Klompas
Name:	Neil Klompas
Title:	Chief Financial Officer
Date:	May 15, 2019

GLAXOSMITHKLINE INTELLECTUAL PROPERTY DEVELOPMENT LIMITED

By:	/s/ Paul Williamson	By:	/s/ John Sadler
	Authorized Signatory		Authorized Signatory
	For and on behalf of		For and on behalf of
	Edinburgh Pharmaceutical Industries Limited		Glaxo Group Limited
	Corporate Director		Corporate Director

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Exhibit 1.54
Technical Dossier Outline

[…***…]187

187 Competitive Information – Discovery Information and Technical Information.

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Exhibit 1.64
Zymeworks Patent Rights
[…***…]188

188 Competitive Information –Technical Information.

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Exhibit 8.1(a)
Press Release

Zymeworks and GSK Expand 2016 AzymetricTM Bispecific Agreement

Vancouver, Canada (May 16, 2019) – Zymeworks Inc. (NYSE/TSX: ZYME), a clinical-stage biopharmaceutical company developing multifunctional biotherapeutics, today announced that GSK has expanded its 2016 licensing and collaboration agreement with Zymeworks for the research, development, and commercialization of bispecific antibodies across multiple disease areas.  Under the expanded agreement, GSK will now have access to Zymeworks’ unique heavy-light chain pairing technology, part of its proprietary Azymetric™ platform. Zymeworks’ Azymetric platform enables the development of bispecific and multifunctional therapeutics while maintaining the characteristics of naturally-occurring human antibodies.
“We are pleased to see GSK broaden their technology license and believe that it reflects their increased commitment to develop differentiated bispecific therapeutics,” said Ali Tehrani, Ph.D., President and CEO of Zymeworks. “As part of this expansion, GSK expects to use our Azymetric technology to develop bispecifics for the treatment of infectious diseases, which highlights the utility of our platform beyond traditional indications like oncology and inflammatory disease.”
Under the updated terms of the expanded agreement, GSK will have the option to develop and commercialize bispecific drugs across different disease areas and Zymeworks will be eligible to receive increased preclinical, development and commercial milestone payments. If all six programs are developed and commercialized, the new potential value of the collaboration would be up to US$1.1 billion. Additionally, Zymeworks is eligible to receive increased tiered royalties on worldwide sales.

About the Azymetric™ Platform

The Azymetric platform enables the transformation of monospecific antibodies into bispecific antibodies, giving the antibodies the ability to simultaneously bind two different targets. Azymetric bispecific technology enables the development of multifunctional biotherapeutics that can block multiple signaling pathways, recruit immune cells to tumors, enhance receptor clustering degradation, and increase tumor-specific targeting. These features are intended to enhance efficacy while reducing toxicities and the potential for drug resistance. Azymetric bispecifics have been engineered to retain the desirable drug-like qualities of naturally occurring antibodies, including low immunogenicity, long half-life, and high stability. In addition, they are compatible with standard manufacturing processes with high yields and purity, potentially significantly reducing drug development costs and timelines.

About Zymeworks Inc.

Zymeworks is a clinical-stage biopharmaceutical company dedicated to the development of next-generation multifunctional biotherapeutics. The Company’s suite of therapeutic platforms and its fully integrated drug development engine enable precise engineering of highly differentiated product candidates. Zymeworks’ lead clinical candidate, ZW25, is a novel Azymetric™ bispecific antibody currently in Phase 2 clinical development. The Company’s second clinical candidate, ZW49, is a bispecific antibody-drug conjugate currently in Phase 1 clinical development and combines the unique design and antibody framework of ZW25 with Zymeworks’ proprietary ZymeLink™ cytotoxic payload. Zymeworks is also advancing a deep preclinical pipeline in immuno-oncology and other therapeutic areas. In addition, its therapeutic platforms are being leveraged through multiple strategic partnerships with eight global biopharmaceutical companies. For more information, visit www.zymeworks.com.

Zymeworks Cautionary Note Regarding Zymeworks’ Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws, or collectively, forward-looking statements. Forward-looking statements in this news release include, but are not limited to, statements that relate to future development activities in accordance with the terms of Zymeworks’ agreements with GSK, potential payments and/or royalties payable to Zymeworks under these agreements, the speed and outcome of drug development plans, Zymeworks’ potential global growth, and other information that is not historical information. When used herein, words and phrases such as “enable”, “plan”, “will”, “may”, “eligible to”, “expects”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation, market conditions and the factors described under “Risk Factors” in Zymeworks’ Quarterly Report on Form 10-Q for its quarter ended March 31, 2019 (a copy of which may be obtained at www.sec.gov and www.sedar.com). Consequently, forward-looking statements should be regarded solely as Zymeworks’ current plans, estimates and beliefs. Investors should not place undue reliance on forward-looking statements. Zymeworks cannot guarantee future results, events, levels of activity, performance or achievements. Zymeworks does not undertake and specifically declines any obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events, except as may be required by law.

Contacts:

Zymeworks Inc.

Investor Inquiries:

Ryan Dercho, Ph.D.
(604) 678-1388
ir@zymeworks.com

Tiffany Tolmie
(604) 678-1388
ir@zymeworks.com

Media Inquiries:

Angela Bitting
(925) 202-6211
a.bitting@comcast.net